F O U R T H Q U A R T E R & F U L L Y E A R 2 0 20 F E B R U A R Y 1 8 , 2 0 21 Exhibit 99.2

FOURTH QUARTER 2020 TAKEWAYS | 2 Recovery from the impact of the COVID-19 pandemic on demand for our services continues • Q4 revenue down 7.2% on a reported basis, down 12.1% in constant currency and excluding the impact of additional week(1),(2) ‒ December exit rate down 8.1%(1),(2), reflecting gradual improvement over the quarter • Demand increased in all operating segments and reflects a broad-based improvement from customers of all sizes Near-term COVID-19 pandemic response • Nearly all full-time employees continue to work remotely with an increasing focus on initiatives designed to bolster employee wellness • Continuing robust return to work protocols, including assessing the impact of vaccine distribution, to protect the health and safety of all talent • Began execution of restructuring actions designed for sustainable cost reductions replacing short-term expense mitigation actions Continued focus on our future • Advancing the Equity@Work initiative, we launched the Kelly Discover solution, an all-in-one engagement platform that connects organizations with neurodiverse, opportunity talent, and under-represented talent channels for full-time and contingent roles • Acquired Greenwood/Asher & Associates, a specialty education executive search firm, to formally extend the reach of our Education solutions into the higher education space (1)Constant Currency represents year-over-year changes resulting from translating 2020 financial data into USD using 2019 exchange rates. (2)2020 is a 53 week fiscal year, resulting in an additional week of operating results in our reported results for the month of December, the quarter and the year. The additional week is excluded from the notated Q4 2020 trends and December exit rates.

FOURTH QUARTER 2020 FINANCIAL SUMMARY | 3 • Revenue declined from the decrease in demand related to the COVID-19 pandemic. Temporary staffing declined 11%, which was partially offset by a 9% increase in outcome-based services. Permanent placement revenue also declined 19% • GP rate declined on higher employee-related costs, unfavorable customer mix as the recovery of demand from large accounts with lower margins outpaced the recovery of small and medium-sized customers, lower permanent placement revenue partially offset by structural improvement in product mix • The decline in earnings from operations is a result of the effect of lower revenues and gross profit, partially offset by reduced expenses from efforts to align costs with GP trends. 2020 results include a $4.4 million restructuring charge, and 2019 results included a $15.8 million asset impairment charge related to a technology development project • Q4 2020 EPS reflects earnings that include a $0.26 non-cash gain from the investment in Persol Holdings common stock, net of tax, partially offset by a $0.08 restructuring charge. Q4 2019 EPS includes an after-tax asset impairment charge of $0.30 related to a technology development project (1)Constant Currency represents year-over-year changes resulting from translating 2020 financial data into USD using 2019 exchange rates. Actual Results Change Constant Currency Change(1) Revenue $1.2B (7.2%) (7.8%) Gross Profit % 18.1% (20) bps Earnings from Operations $9.5M (27.2%) (24.4%) Earnings Per Share $0.59 $0.16

FOURTH QUARTER 2020 FINANCIAL SUMMARY

(Excluding Gain/Loss on Investment in Persol Holdings, Restructuring and Asset Impairment Charge)

	Actual Results	Change	Constant Currency Change[3]
Revenue	$1.2B	(7.2%)	(7.8%)
Gross Profit %	18.1%	(20) bps	
Earnings from Operations[1]	$13.9M	(51.7%)	(50.4%)
Earnings Per Share[1],[2]	$0.41	($0.30)	

- Revenue declined from the decrease in demand related to the COVID-19 pandemic. Temporary staffing declined 11%, which was partially offset by a 9% increase in outcome-based services. Permanent placement revenue also declined 19%
- GP rate declined on higher employee-related costs, unfavorable customer mix as the recovery of demand from large accounts with lower margins outpaced the recovery of small and medium-sized customers, lower permanent placement revenue partially offset by structural improvement in product mix
- Earnings from operations declined as the effect of weakening revenues and gross profit was only partially offset by reduced expenses from efforts to align costs with GP trends
- EPS declined on lower earnings

[1]Change excludes:

- Restructuring charges of $4.4 million, $3.4 million net of tax or $0.08 per share in Q4 2020.
- Restructuring accrual adjustments of $0.1 million, $0.0 million net of tax or $0.00 per share in Q4 2019.
- Asset impairment charge of $15.8 million, $11.8 million net of tax or $0.30 per share in Q4 2019.

[2]Change excludes:

- Gain on investment in Persol Holdings of $14.8 million, $10.3 million net of tax or $0.26 per share in Q4 2020 and gain on investment in Persol Holdings of $0.7 million, $0.4 million net of tax or $0.01 per share in Q4 2019.

[3]Constant Currency represents year-over-year changes resulting from translating 2020 financial data into USD using 2019 exchange rates.

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FULL YEAR 2020 FINANCIAL SUMMARY | 5 • Revenue declined in all segments from decrease in demand related to the COVID-19 pandemic. Temporary staffing declined 20%, which was partially offset by a 9% increase in outcome-based services. Permanent placement revenue also declined 34% • GP rate includes 20 bps favorable impact from COVID-related wage subsidies. GP rate also impacted by lower employee-related costs and structural improvement in product mix which offset the impact of lower permanent placement revenue and unfavorable customer mix as the recovery of demand from large accounts with lower margins outpaced the recovery of small and medium-sized customers • Loss from operations is a result of the effect of weakening revenues and gross profit, partially offset by reduced expenses from efforts to align costs with GP trends. 2020 results also included a $147.7 million goodwill impairment charge, $12.8 million of restructuring charges, and a $9.5 million charge related to a customer dispute in Mexico that resulted in additional uncollectible accounts receivable charges, partially offset by a $32.1 million gain on sale of assets • 2020 EPS reflects lower earnings and includes $3.17 goodwill impairment charge, net of tax, $0.29 non-cash loss from the investment in Persol Holdings common stock, net of tax, $0.24 of restructuring charges, net of tax, a $0.17 non-cash charge related to a customer dispute in Mexico, net of tax, partially offset by $0.61 gain on sale of assets, net of tax. 2019 EPS includes an after-tax gain of $0.63 from the investment in Persol Holdings common stock and $0.23 gain on sale of assets, net of tax, partially offset by $0.30 of asset impairment charges, net of tax, and $0.10 of restructuring charges, net of tax (1)Constant Currency represents year-over-year changes resulting from translating 2020 financial data into USD using 2019 exchange rates. Actual Results Change Constant Currency Change(1) Revenue $4.5B (15.7%) (15.5%) Gross Profit % 18.3% 20 bps Earnings from Operations ($93.6M) NM NM Earnings Per Share ($1.83) ($4.67)

FULL YEAR 2020 FINANCIAL SUMMARY

(Excluding Goodwill Impairment, Gain/Loss on Investment in Persol Holdings, Gain on Sale of Assets, Customer Dispute Charge, Restructuring and Asset Impairment Charge)

	Actual Results	Change	Constant Currency Change[3]
Revenue	$4.5B	(15.7%)	(15.5%)
Gross Profit %	18.3%	20 bps	
Earnings from Operations[1]	$44.3M	(51.2%)	(49.6%)
Earnings Per Share[1],[2]	$1.44	($0.94)	

- Revenue declined in all segments from decrease in demand related to the COVID-19 pandemic. Temporary staffing declined 20%, which was partially offset by a 9% increase in outcome-based services. Permanent placement revenue also declined 34%
- GP rate includes 20 bps favorable impact from COVID-related wage subsidies. GP rate also impacted by lower employee-related costs and structural improvement in product mix which offset the impact of lower permanent placement revenue and unfavorable customer mix as the recovery of demand from large accounts with lower margins outpaced the recovery of small and medium-sized customers
- Earnings from operations declined as the effect of weakening revenues and gross profit was only partially offset by reduced expenses from efforts to align costs with GP trends
- EPS declined on lower earnings

[1]Change excludes:

- Goodwill impairment charge of $147.7 million, $124.7 million net of tax or $3.17 per share in Q1 2020.
- Gain on sale of assets of $32.1 million, $23.9 million net of tax or $0.61 per share in Q1 2020.
- Customer dispute charge related to Mexico of $9.5 million, $6.7 million net of tax or $0.17 per share in Q3 2020.
- Restructuring charges of $12.8 million, $9.6 million net of tax or $0.24 per share in 2020.
- Gain on sale of assets of $12.3 million, $9.0 million net of tax or $0.23 per share in 2019.
- Restructuring charges of $5.5 million, $4.1 million net of tax or $0.10 per share in 2019.
- Asset impairment charge of $15.8 million, $11.8 million net of tax or $0.30 per share in Q4 2019.

[2]Change excludes:

- Loss on investment in Persol Holdings of $16.6 million, $11.5 million net of tax or $0.29 per share in 2020 and gain on investment in Persol Holdings of $35.8 million, $24.8 million net of tax or $0.63 per share in 2019.

[3]Constant Currency represents year-over-year changes resulting from translating 2020 financial data into USD using 2019 exchange rates.

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FOURTH QUARTER 2020 EPS SUMMARY $ in millions except per share data | 7 • As adjusted, both net earnings and EPS declined by 42% on lower earnings from operations as a result of the COVID-19 pandemic and the resulting decline in demand for our services (1)Gain on investment in Persol Holdings of $14.8 million, $10.3 million net of tax or $0.26 per share in Q4 2020 and gain on investment in Persol Holdings of $0.7 million, $0.4 million net of tax or $0.01 per share in Q4 2019. (2)Restructuring charges of $4.4 million, $3.4 million net of tax or $0.08 per share in Q4 2020 and restructuring accrual adjustments of $0.1 million, $0.0 million net of tax or $0.00 per share in Q4 2019. (3)Asset impairment charge of $15.8 million, $11.8 million net of tax or $0.30 per share in Q4 2019. Amount Per Share Amount Per Share Net earnings $23.4 $0.59 $17.0 $0.43 Gain on investment in Persol Holdings, net of taxes(1) (10.3) (0.26) (0.4) (0.01) Restructuring charges, net of taxes(2) 3.4 0.08 - - Asset impairment charge, net of taxes(3) - - 11.8 0.30 Adjusted net earnings $16.5 $0.41 $28.4 $0.71 Fourth Quarter 2020 2019

FULL YEAR 2020 EPS SUMMARY $ in millions except per share data | 8 • As adjusted, both net earnings and EPS declined by 40% on lower earnings from operations as a result of the COVID-19 pandemic and the resulting decline in demand for our services (1)Goodwill impairment charge of $147.7 million, $124.7 million net of tax or $3.17 per share in Q1 2020. (2)Loss on investment in Persol Holdings of $16.6 million, $11.5 million net of tax or $0.29 per share in 2020 and gain on investment in Persol Holdings of $35.8 million, $24.8 million net of tax or $0.63 per share in 2019. (3)Gain on sale of assets of $32.1 million, $23.9 million net of tax or $0.61 per share represents the excess of the proceeds over the cost of the headquarters properties sold during Q1 2020. Gain on sale of assets of $12.3 million, $9.0 million net of tax or $0.23 per share primarily represents the excess of the proceeds over the cost of an unused parcel of land sold in Q2 2019. (4)Customer dispute charge related to Mexico of $9.5 million, $6.7 million net of tax or $0.17 per share in Q3 2020. (5)Restructuring charges of $12.8 million, $9.6 million net of tax or $0.24 per share in 2020 and restructuring charges of $5.5 million, $4.1 million net of tax or $0.10 per share in 2019. (6)Asset impairment charge of $15.8 million, $11.8 million net of tax or $0.30 per share in Q4 2019. Amount Per Share Amount Per Share Net earnings (loss) ($72.0) ($1.83) $112.4 $2.84 Goodwill impairment charge, net of taxes(1) $124.7 $3.17 - - (Gain) loss on investment in Persol Holdings, net of taxes(2) 11.5 0.29 (24.8) (0.63) Gain on sale of assets, net of taxes(3) (23.9) (0.61) (9.0) (0.23) Customer dispute charge, net of taxes(4) 6.7 0.17 - - Restructuring charges, net of taxes(5) 9.6 0.24 4.1 0.10 Asset impairment charge, net of taxes(6) - - 11.8 0.30 Adjusted net earnings $56.6 $1.44 $94.5 $2.38 Full Year 2020 2019

A MODEL FOR GROWTH

We have redesigned our operating model to drive profitable growth in our chosen specialties.

	1 Professional & Industrial (P&I)	2 Science, Engineering & Technology (SET)	3 Education	4 Outsourcing & Consulting (OCG)	5 International
Revenue	$1.9B	$1.0B	$0.3B[1]	$0.4B	$1.0B
GP Rate	17.8%	20.5%	14.7%	33.0%	12.7%
Geographic Span	North America	North America	U.S.	Global	EMEA & Mexico
Specialties	– Industrial – Contact Center – Office – Professional	– Engineering – Science & Clinical – IT – Telecom	– K-12 – Early Childhood – Higher Ed – Special Needs (future)	– MSP[2] – RPO[2] – PPO[2] – Consulting	– EMEA Regional Life Sciences – Local Niches

Kelly size and margin profiles are based on 2020 full year results.

[1]Kelly Education revenue was $0.5B prior to COVID-19 pandemic disruption in 2019, including the results of Insight on a proforma basis.

[2]Managed Service Provider ("MSP"); Recruitment Process Outsourcing ("RPO"); Professional Payroll Outsourcing ("PPO")

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| 10 The right model and mindset for growth We’ve set a new stage and pace for growth. Our new operating model aggregates assets to accelerate specialty growth and profitability. We have streamlined our resources to support growth. Our aggressive investment strategy will drive additional inorganic growth. We understand talent and are transforming our go-to-market strategy. We are accountable for growth and are tracking our progress.

FOURTH QUARTER 2020 REVENUE GROWTH | 11 • Total revenue declines reflect the impact of COVID-19 on the global economy and a decrease in demand for our services • Education revenue declined as schools use a variety of instructional delivery models in response to the COVID-19 pandemic, including online and hybrid, which reduces the demand for our services • Outsourcing & Consulting revenue reflects resiliency of the industries serviced by this segment, including Life Sciences, as well as new customer wins in the Payroll Process Outsourcing product (1)2020 is a 53 week fiscal year, resulting in an additional week of operating results in our reported results for the month of December, the quarter and the year. (2)Constant Currency represents year-over-year changes resulting from translating 2020 financial data into USD using 2019 exchange rates. Reported Constant Currency(2) REVENUE GROWTH BY SEGMENT (1)REVENUE MIX BY SEGMENT(1) Professional & Industrial Science, Engineering & Technology Education Outsourcing & Consulting International (7.2%) (6.1%) (5.3%) (32.9%) 7.5% (3.8%) (7.8%) (6.1%) (5.3%) (32.9%) 6.6% (6.1%) (40%) (30%) (20%) (10%) 0% 10% Total Professional & Industrial Science, Engineering & Technology Education Outsourcing & Consulting International 41% 21% 7% 8% 23%

| 12 REVENUE TRENDS Percent in Constant Currency(1) (1)Constant Currency represents year-over-year changes resulting from translating 2020 financial data into USD using 2019 exchange rates. (2)2020 is a 53 week fiscal year, resulting in an additional week of operating results in our reported results for the month of December, the quarter and the year. The additional week is excluded from the notated Q4 2020 trends and December exit rates. Q4 2020 Adjusted Q4 2020(2) December 2020(2) (Exit Rates) Total (7.8%) (12.1%) (8.1%) Professional & Industrial (6.1%) (11.0%) (5.5%) Science, Engineering & Technology (5.3%) (10.4%) (8.0%) Education (32.9%) (33.1%) (27.8%) Outsourcing & Consulting 6.6% 0.7% 1.4% International (6.1%) (10.0%) (7.4%)

FOURTH QUARTER 2020 GROSS PROFIT GROWTH • Total gross profit declined on lower revenues and a 20 bps decline in GP rate ‒ GP rate declined on higher employee-related costs, unfavorable customer mix as the recovery of demand from large accounts with lower margins outpaced the recovery of small and medium-sized customers, lower permanent placement revenue partially offset by structural improvement in product mix • Science, Engineering & Technology’s 1.7% decline in gross profit reflects a 5.3% decrease in revenue and a 70 bps improvement in GP rate • Education’s 39.3% decline in gross profit reflects the 32.9% decrease in revenue and a 150 bps decrease in GP rate • Outsourcing & Consulting’s 3.8% improvement reflects a 7.5% increase in revenue, partially offset by a 120 bps decline in GP rate (1)2020 is a 53 week fiscal year, resulting in an additional week of operating results in our reported results for the month of December, the quarter and the year. (2)Constant Currency represents year-over-year changes resulting from translating 2020 financial data into USD using 2019 exchange rates. | 13 GROSS PROFIT MIX BY SEGMENT(1) GROSS PROFIT GROWTH BY SEGMENT(1) Reported Constant Currency(2) Professional & Industrial Science, Engineering & Technology Education Outsourcing & Consulting International (8.5%) (8.0%) (1.7%) (39.3%) 3.8% (11.7%) (9.1%) (8.1%) (1.8%) (39.3%) 2.3% (13.8%) (50%) (40%) (30%) (20%) (10%) 0% 10% Total Professional & Industrial Science, Engineering & Technology Education Outsourcing & Consulting International 40% 24% 6% 14% 16%

FOURTH QUARTER 2020 GROSS PROFIT RATE GROWTH • GP rate declined in all segments, except Science, Engineering & Technology, resulting in a lower total company GP rate ‒ Lower GP rates in Professional & Industrial and International resulted from shifts in customer mix as demand in large accounts with lower margins has recovered more quickly, as well as higher employee related costs and lower perm fees ‒ OCG GP rate was negatively impacted by product mix ‒ Education GP rate was negatively impacted by pricing pressure and higher employee related costs • Science, Engineering & Technology GP was favorably impacted by lower employee related costs and improved customer mix | 14 18.3% 18.1% 15.0% 15.5% 16.0% 16.5% 17.0% 17.5% 18.0% 18.5% 19.0% 19.5% 20.0% Q4 2019 GP Rate Professional & Industrial Science, Engineering & Technology Education Outsourcing & Consulting International Q4 2020 GP Rate (10 bps) 20 bps (10 bps) (10 bps) (10 bps)

$216 $215 $150 $160 $170 $180 $190 $200 $210 $220 $230 Q4 2019 SG&A Operating Segments Corporate Additional Week Restructuring FX Q4 2020 SG&A FOURTH QUARTER 2020 SG&A $ in millions | 15 • Expenses in the Operating Segments and Corporate decline as cost reduction actions, including actions resulting in the fourth quarter restructuring charge, resulted in lower salaries and related costs and lower incentive compensation expenses • The additional week results from our fiscal calendar. 2020 is a 53 week fiscal year resulting in an additional week in the fourth quarter • Restructuring expense, primarily severance and related costs, resulted from actions designed to achieve sustainable cost savings and align expenses with expected revenue levels $4 ($4) ($10) $2 $7

FOURTH QUARTER 2020 BALANCE SHEET DATA $ in millions | 16 • Accounts Receivable reflects DSO of 64 days, up 6 days from a year ago. The increase reflects the impact of customer cash management efforts and changes in customer mix resulting in a greater proportion of large customers with extended payment terms, as well as the impact of higher receivables caused by customer-driven administrative issues from a limited number of large customers • Cash, net of short-term borrowings of $223 million reflects the benefit of deferring $117 million of payroll tax payments under the CARES Act, the reduction in working capital, primarily Accounts Receivable, as revenue declined as a result of COVID-19, partially offset by the unfavorable impact on Accounts Receivable from higher DSO ‒ U.S. credit facilities include a $200 million revolving credit facility and a $150 million securitization facility ACCOUNTS RECEIVABLE CASH, NET OF SHORT-TERM BORROWINGS $24 $223 $0 $50 $100 $150 $200 $250 Q4 2019 Q4 2020 $1,282 $1,265 $500 $700 $900 $1,100 $1,300 $1,500 Q4 2019 Q4 2020

OUTLOOK – FULL YEAR 2021 | 17 Revenue • Up 7 % to 11% YOY ‒ Uncertainty of recovery results in wider range ‒ Q1 revenue will reflect YOY decline as the pandemic impact began in mid-March 2020 GP Rate • Margins expected to be consistent with pre-COVID levels at approximately 18% ‒ Favorable impact of growth in higher margin specialties generally offset by 2021 recovery in lower-margin specialties impacted in 2020 by the COVID-19 related decline in demand ‒ 2020 results favorably impact 20 bps from COVID related wage subsidies SG&A • Up 3% to 4.5% ‒ Includes costs savings from 2020 and expected 2021 restructuring actions Tax Rate • Effective rate in the mid-teens ‒ Includes impact of Work Opportunity Credit which was recently extended through 2025

PORTFOLIO PROGRESS

We are using strategic asset management to increase our focus on specialization

2016

- Kelly and Persol form a JV combining the staffing operations in APAC

2017

- Kelly acquires Teachers On Call

2018

- Kelly sells Kelly Healthcare Resources to InGenesis
- Kelly Innovation Fund invests in Kenzie Academy
- Kelly invests in BTG
- Kelly sells Kelly Legal Managed Services to Trustpoint.One

2019

- Kelly acquires Global Technology Associates
- Kelly acquires NextGen Global Resources
- Kelly announces sale/leaseback of HQ real estate

2020

- Kelly acquires Insight
- Kelly sells Brazil staffing operations
- Kelly acquires Greenwood/Asher & Associates

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RECENT ACQUISITIONS | 19 • Education service staffing company with experience in partnering with school districts in Illinois, Massachusetts, New Jersey and Pennsylvania • An executive search firm specializing primarily in higher education

NON-GAAP MEASURES | 20 Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the 2020 goodwill impairment charge, the 2020 and 2019 gains and losses on the investment in Persol Holdings, the 2020 and 2019 gains on sale of assets, the 2020 customer dispute, the 2020 and 2019 restructuring charges and the 2019 asset impairment charge are useful to understand the Company's fiscal 2020 financial performance and increases comparability. Specifically, Management believes that removing the impact of these items allows for a meaningful comparison of current period operating performance with the operating results of prior periods. Management also believes that such measures are used by those analyzing performance of companies in the staffing industry to compare current performance to prior periods and to assess future performance. These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

SAFE HARBOR STATEMENT | 21 This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties. These factors include, but are not limited to, changing market and economic conditions, the recent novel coronavirus (COVID-19) outbreak, competitive market pressures including pricing and technology introductions and disruptions, disruption in the labor market and weakened demand for human capital resulting from technological advances, competition law risks, the impact of changes in laws and regulations (including federal, state and international tax laws), unexpected changes in claim trends on workers’ compensation, unemployment, disability and medical benefit plans, or the risk of additional tax liabilities in excess of our estimates, our ability to achieve our business strategy, our ability to successfully develop new service offerings, material changes in demand from or loss of large corporate customers as well as changes in their buying practices, risks particular to doing business with government or government contractors, the risk of damage to our brand, our exposure to risks associated with services outside traditional staffing, including business process outsourcing, services of licensed professionals and services connecting talent to independent work, our increasing dependency on third parties for the execution of critical functions, our ability to effectively implement and manage our information technology strategy, the risks associated with past and future acquisitions, including risk of related impairment of goodwill and intangible assets, exposure to risks associated with investments in equity affiliates including PersolKelly Pte. Ltd., risks associated with conducting business in foreign countries, including foreign currency fluctuations, the exposure to potential market and currency exchange risks relating to our investment in Persol Holdings, risks associated with violations of anti-corruption, trade protection and other laws and regulations, availability of qualified full-time employees, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, our ability to sustain critical business applications through our key data centers, risks arising from failure to preserve the privacy of information entrusted to us or to meet our obligations under global privacy laws, the risk of cyberattacks or other breaches of network or information technology security, our ability to realize value from our tax credit and net operating loss carryforwards, our ability to maintain specified financial covenants in our bank facilities to continue to access credit markets, and other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission. Actual results may differ materially from any forward-looking statements contained herein, and we undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations.